EXHIBIT 10.3

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                                 THE 3DO COMPANY


                                                    Issue Date: January __, 2003

Warrant No. CW-__                            ____________ Shares of Common Stock

         1. Issuance. This Warrant is issued to _________________ (the "Holder"), by The 3DO Company, a Delaware corporation (hereinafter with its successors called the "Company") pursuant to the Securities Purchase Agreement of even date herewith (the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

         2. Purchase Price; Number of Shares. Subject to the exercise restriction provided for in Section 6 hereof, this Warrant certifies that, for value received, the Holder of this Warrant is entitled upon surrender of this Warrant with the subscription form annexed hereto as Appendix 1 duly executed, at the principal office of the Company, to purchase from the Company _____________ fully paid and nonassessable shares of Common Stock of the Company (the "Common Stock") at a price per share (the "Purchase Price") of $2.60, subject to adjustment pursuant to Sections 8 and 9 below.

         3. Payment of Purchase Price. Subject to Section 4, the Purchase Price may be paid (i) in cash or by certified check or wire transfer, (ii) by the cancellation, surrender or forgiveness by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

         4. Net Issue Election. Notwithstanding any provisions herein to the contrary, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value (as determined below) of this Warrant by the surrender of this Warrant to the Company, with the net issue election notice set forth in Appendix 1 annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                         A

where:                     X = the number of shares of Common Stock to be issued
                  to the Holder pursuant to this Section 4.

                           Y = the number of shares of Common  Stock  covered by
                  this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised at the time the net issue election is made pursuant to this Section 4.

                           A = the  fair  market  value of one  share of  Common
                  Stock, determined as follows: (i) if at such time the Common Stock is listed on a national securities exchange or on the over-the-counter market, then the closing price of the Common Stock on the business day immediately prior to the date of exercise or, if no sale of the Common Stock was made on such day, the first business day immediately preceding such day upon which a sale was made, or (ii) if at such time the Common Stock is not listed on a national securities exchange or on the over-the-counter market, then as determined in good faith by the Board and agreed to by Holder at the time the net issue election is made pursuant to this Section 4.

                           B = the  Purchase  Price in effect under this Warrant
                  at the time the net issue  election  is made  pursuant to this
                  Section 4.

         5. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Purchase Price.

         6. Exercise.

                  (a) Expiration Date. Holder's rights under this Warrant expire at 5:00 p.m. Pacific Time on the fourth anniversary of the date of this Warrant (the "Expiration Date") and shall be void thereafter. At the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value, provided, that if the closing sales price of the Common Stock on the date of expiration of this Warrant is greater than 102% of the Purchase Price on the date of expiration, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a "cashless exercise" basis. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

                  (b) Delivery. To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate shares represented by this Warrant are being exercised. Upon delivery of the Form of Election to Purchase to the Company (with the attached Shares Exercise
Log) at its address for notice set forth herein and upon payment of the Purchase Price multiplied by the number of shares of Common Stock that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three business days after the date of exercise) issue and deliver to the Holder, a certificate for the shares of Common Stock issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the shares of Common Stock has been declared effective by the Securities and Exchange Commission, deliver shares of Common Stock electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver such shares electronically through the Depository Trust Corporation.

                  (c) Limitation on Exercise. This Warrant may not be exercised for a period of one hundred eighty (180) days after the Issue Date.

                  (d) Failure to Deliver. If by the third business day after a exercise of the warrant, the Company fails to deliver the required number of shares of Common Stock in the manner required pursuant to Section 6(b), and if after such third business day and prior to the receipt of such shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon exercise of the Warrant ("Warrant Share") which the Holder anticipated receiving upon such exercise (a "Buy In"), then the Company shall
(1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy In.

                  (e) Remedies.  The Company's  obligations to issue and deliver
Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

         7. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock of the Company, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. If at any time between the date hereof and the Expiration Date, the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

         8. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by stock split or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

         9. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 9, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 8 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

         10. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of the Holder's rights to purchase shares of Common Stock as provided for herein. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

         11. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.

         12. Notices, Etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile, if to Holder, at c/o Company at 200 Cardinal Way, Redwood City, California 94063, or at such other address or number as Holder shall have furnished to Company in writing, or if to Company, at 200 Cardinal Way, Redwood City, California 94063 or at such other address or number as Company shall have furnished to Holder in writing.

         13. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware.

         14. Successors and Assigns. Holder may not sell, transfer or otherwise dispose of the Securities except in accordance with the restrictions set out in the Purchase Agreement. The rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         15. Limitation on Number of Warrant Shares. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934 ("Exchange Act"), does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Form of Election to Purchase hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of shares of Common Stock requested in such Form of Election to Purchase is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company as contemplated in Section 9 of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


Dated January ___, 2003                 The 3DO Company


                                        By:
                                             -----------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

                          FORM OF ELECTION TO PURCHASE

                                                             Date: _____________
The 3DO Company
200 Cardinal Way
Redwood City, CA 94063

Ladies and Gentlemen:

The undersigned hereby elects:

         ____ to exercise the warrant issued to it by The 3DO Company (the "Company") and dated January __, 2003 (the "Warrant") and to purchase ____________ shares of the Common Stock of the Company (the "Shares") purchasable thereunder at a purchase price of _______________ ($____) per Share (the "Purchase Price") pursuant to the terms of the Warrant and the undersigned delivers the Purchase Price herewith in full in cash or by certified check or wire transfer or as otherwise permitted pursuant to Section 3 of the Warrant.

         ____ to purchase _______ shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in
         Section 4 of the Warrant.

         By its delivery of this Form of Election To Purchase, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates.

         The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


                                              Very truly yours,

                                              [Purchaser]

                                              __________________________________

                                  Exercise Log

----------------------------- ----------------------------- ---------------------------------- ---------------------
                                                                                               Number of Warrant
                                 Number of Warrant Shares       Number of Warrant Shares       Shares Remaining to
         Date                  Available to be Exercised                Exercised                  be Exercised
----------------------------- ----------------------------- ---------------------------------- ---------------------

















----------------------------- ----------------------------- ---------------------------------- ---------------------

                                      -2-